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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): OCTOBER 31, 1996


                                  APPLIX, INC.
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               (Exact Name of Registrant as Specified in Charter)

      MASSACHUSETTS                      0-25040                 04-2781676
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(State or other Jurisdiction     (Commission File Number)    (IRS Employer
 of Incorporation)                                           Identification No.)


    112 TURNPIKE ROAD, WESTBORO, MASSACHUSETTS                01581-2831
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    (Address of Principal Executive Offices)                  (Zip Code)

Registrant's telephone number, including area code:  (508) 870-0300
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Item 2.  Acquisition or Disposition of Assets.
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     On October 31, 1996, Applix, Inc. (the "Registrant") acquired (the
"Acquisition") all of the issued capital stock of Sinper Corporation, a Florida corporation ("Sinper"), by means of a merger of Sinper with and into Applix Acquisition Corp., a Florida corporation and a wholly-owned subsidiary of the Registrant (the "Transitory Subsidiary"). The Acquisition took place pursuant to an Agreement and Plan of Merger, dated as of October 17, 1996 (the "Merger Agreement"), among the Registrant, the Transitory Subsidiary and Sinper. Under the terms of the Merger Agreement, the stockholders of Sinper received an aggregate of $4,885,000 in cash and an aggregate of 152,439 shares of the Registrant's Common Stock in exchange for all of the outstanding shares of Sinper common stock. The cash portion of the consideration was paid out of the Registrant's cash reserves. The consideration for the capital stock was determined by arm's length negotiation between the parties as to the fair market value of Sinper as a going concern. Under the terms of the Merger Agreement, $650,000 of the cash consideration and 15,244 shares of Common Stock were deposited in escrow to secure certain indemnification obligations of the Sinper stockholders.

     Sinper is located in Warren, New Jersey, and is in the business of developing, marketing and selling software used for real time on-line analytical processing.

Item 7.  Financial Statements and Exhibits.
         ---------------------------------

     (a) Financial Statements of Business Acquired. Not filed herewith; to be filed by amendment. Pursuant to Item 7(a)(4) of Form 8-K, the Registrant hereby indicates that the filing of such financial statements at this time is impracticable and undertakes to file a Form 8-K/A to this Report including such information as soon as it is available, and in any event on or before January 14, 1997.

     (b) Pro Forma Financial Information. Not filed herewith; to be filed by amendment. Pursuant to Items 7(a)(4) and 7(b)(2) of Form 8-K, the Registrant hereby indicates that the filing of such financial information at this time is impracticable and undertakes to file a Form 8-K/A to this Report including such information as soon as it is available, and in any event on or before January 14, 1997.

     (c) Exhibits. See Exhibit Index.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


APPLIX, INC.
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(Registrant)


/s/ Patrick J. Scannell, Jr.
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Patrick J. Scannell, Jr.
  Vice President, Finance & Administration,
  Chief Financial Officer and Treasurer


November 15, 1996
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Date


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                                  Exhibit Index
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No.      Description
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2        Agreement and Plan of Merger dated as of October 17, 1996 by and among the Registrant, Applix Acquisition Corp. and Sinper Corporation. For a list of omitted Exhibits and Schedules, see page (iii) of the Table of Contents to the Agreement and Plan of Merger. The Registrant will furnish a copy of any omitted exhibit or schedule to the Securities and Exchange Commission upon request.

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